UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2026

Impinj, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37824	91-2041398
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Fairview Avenue North, Suite 1200

Seattle, Washington 98109

(Address of principal executive offices, including zip code)

(206) 517-5300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PI	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On Thursday, May 28, 2026, the Company held the Annual Meeting at 9:00 a.m., Pacific Time. At the Annual Meeting, 26,882,531 shares of the Company’s common stock, or approximately 88.26% of the 30,459,059 shares of common stock entitled to vote, were present in person or by proxy and voted on the following four proposals, each of which is described in more detail in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 16, 2026.

Proposal 1. Election of Directors

The stockholders elected as directors the seven individuals listed below to serve until the Company’s 2027 annual meeting of stockholders, or until their successors are duly elected and qualified. The voting results were as follows:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Chris Diorio	25,154,198	176,044	7,547	1,544,742
Daniel Gibson	23,960,225	1,208,574	168,990	1,544,742
Umesh Padval	23,532,923	1,631,752	173,114	1,544,742
Steve Sanghi	17,150,572	8,015,815	171,402	1,544,742
Meera Rao	23,786,508	1,379,685	171,596	1,544,742
Arthur Valdez, Jr.	25,006,188	161,495	170,106	1,544,742
Miron Washington	24,659,207	509,874	168,706	1,544,742

Proposal 2. Ratification of Appointment of Independent Registered Public Accounting Firm

The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
26,844,067	22,670	15,794	—

Proposal 3. Advisory Vote on Compensation of Named Executive Officers (“Say-On-Pay”)

The stockholders approved a proposal for the approval, on an advisory basis, of the compensation of the Company’s named executive officers. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
24,307,138	1,008,618	22,033	1,544,742

Proposal 4. Approval of the 2026 Equity Incentive Plan

The stockholders approved a proposal for the approval of the Company’s 2026 Equity Incentive Plan. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
24,628,789	691,826	17,174	1,544,742

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Impinj, Inc.
Date: May 29, 2026	By:	/s/ Chris Diorio
Chris Diorio
Chief Executive Officer